EXHIBIT 10.3.2

                                 AMENDMENT NO. 1
                             TO SECURITY AGREEMENTS



                  AMENDMENT NO. 1 dated as of May 2, 2000, to (i) Security Agreement dated as of June 30, 1998, made by HomeGold, Inc., a South Carolina corporation ("HomeGold"), in favor of The CIT Group/Business Credit, Inc., as administrative agent (the "Agent") for the Lenders party to the Credit Agreement (as defined in the Security Agreements hereinafter defined), and (ii) Security Agreement dated as of June 30, 1998, made by Carolina Investors, Inc., a South Carolina corporation ("CII" and together with HomeGold, each a "Grantor" and collectively the "Grantors"), in favor of the Agent (the Security Agreements described in (i) and (ii) above are hereinafter referred to as the "Security Agreements").

                  WHEREAS, as security for the Obligations (as defined in the Security Agreements) the Grantors executed and delivered to the Agent the Security Agreements providing for the grant to the Agent of a security interest in the Collateral (as defined in the Security Agreements);

                  WHEREAS, the Grantors and the Agent wish to amend the Security Agreements to exclude as part of the Collateral the mortgage loans financed under a warehouse credit facility dated May 2, 2000 between HomeGold and Household Commercial Financial Services, Inc.;

                  NOW, THEREFORE, in consideration of the premises and the agreements herein, the parties agree that each Security Agreement shall be amended as follows:

                  1. Definitions. Reference is hereby made to the Security Agreement for a statement of the terms thereof. All terms used in this Amendment which are defined in the Security Agreement and not otherwise defined herein shall have the same meanings herein as set forth in the Security Agreement.

                  2. Collateral. Section 2 of each Security Agreement is hereby amended by restating the last clause of such Section to read as follows:

                           "in each case howsoever the Grantor's interest
                  therein may arise or appear (whether by ownership, security interest, claim or otherwise); provided that, nothing hereunder constitutes or shall be deemed to constitute a grant of a security interest in favor of the Administrative Agent in the Grantor's interest in (a) any Mortgage Loans either (i) identified by the Grantor for inclusion in the borrowing base under the Warehousing Line Revolving Credit Agreement dated as of May 2, 2000, by and between HomeGold, Inc. and Household Commercial Financial Services, Inc. ("Household"), and not identified by the Grantor for inclusion in the Borrowing Base under the Credit
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                  Agreement, or (ii) in the possession of Household (or an agent or bailee acting on behalf of Household) (such Mortgage Loans are hereinafter referred to as "Household Mortgage Loans"), and not identified by the Grantor for inclusion in the Borrowing Base under the Credit Agreement, and (b) any other assets or property arising from or directly attributable to the Household Mortgage Loans."

                  3. Representations and Warranties. Each Grantor represents and warrants to the Agent as follows:

                           a. The execution, delivery and performance by the
Grantor of this Amendment and the performance by the Grantor of the Security Agreement to which it is a party as amended hereby (A) have been duly authorized by all necessary action and (B) do not and will not contravene its charter or bylaws or any applicable law.

                           b. This Amendment and the Security Agreement to which
it is a party, as amended hereby, constitute the legal, valid and binding obligations of the Grantor enforceable against the Grantor in accordance with their terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and general principals affecting the enforcement of creditor's rights generally.

                           c. The representations and warranties contained in
Section 4 of the Security Agreement to which it is a party are correct on and as of the Effective Date (as defined below) as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date).

                  4. Continued Effectiveness of the Security Agreements. Each Security Agreement is, and shall continue to be, in full force and effect and is ratified and confirmed in all respects except that on and after the Effective Date (i) all references in a Security Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to such Security Agreement shall mean such Security Agreement as amended by this Agreement and
(ii) all references in any Credit Document to a Security Agreement," "thereto", "thereof, "thereunder, or words of like impact referring to a Security Agreement shall mean the Security Agreements as amended by this Agreement.

                  5. Effective Date. This Amendment shall become effective on the date first above written (the "Effective Date") when counterparts of this Amendment signed by each of the parties hereto shall have been received by the Agent.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date hereof written above.

                                    HOMEGOLD, INC.



                                    By:      ____________________________
                                    Title:   ____________________________


                                    CAROLINA INVESTORS, INC.



                                    By:      ____________________________
                                    Title:   ____________________________


                                    THE CIT GROUP/BUSINESS CREDIT, INC., as
                                    Agent



                                    By:      ___________________________
                                    Title:   ___________________________


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